Exhibit 99.2

Stoneridge

Q2 2020 Results

July 30, 2020

Forward-Looking Statements

Stoneridge

Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the impact of the global COVID-19 pandemic on our business, results of operations and financial condition; the loss or bankruptcy of a major customer; the costs and timing of facility closures, business realignment or similar actions; a significant change in automotive, commercial, off-highway, motorcycle and agricultural vehicle production; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; a significant change in general economic conditions in any of the various countries in which Stoneridge operates; labor disruptions at Stoneridge's facilities or at any of Stoneridge's significant customers or suppliers; the ability of suppliers to supply Stoneridge with parts and components at competitive prices on a timely basis; the amount of Stoneridge's indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its revolving credit facility; customer acceptance of new products; capital availability or costs, including changes in interest rates or market perceptions; the failure to achieve successful integration of any acquired company or business; the occurrence or non-occurrence of circumstances beyond Stoneridge's control; and the items described in "Risk Factors" and other uncertainties or risks discussed in Stoneridge's periodic and current reports filed with the Securities and Exchange Commission.

Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward-looking statements include factors such as (1) continued economic instability or poor economic conditions in the United States and global markets, including as a result of the global COVID-19 pandemic, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events.

These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge's filings with the Securities and Exchange Commission.

Forward-looking statements are not guarantees of future performance; Stoneridge's actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge's results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods.

This presentation contains time-sensitive information that reflects management's best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Rounding Disclosure: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the result of rounding due to the representation of values in millions rather than thousands in public filings.

Overview of Achievements

Stoneridge

- ✓ **Strong execution in response to COVID-19**
  - ✓ Q2 decremental adjusted contribution margin of 30.1% in line with previously outlined expectations
  - ✓ Liquidity remains strong with net debt increase of only $11.1 million in Q2 (Q2 net debt / adjusted EBITDA of 2.3x)
- ✓ **Continued to transform the organization to prepare for the future**
  - ✓ Continued to invest in resources to support future program launches and technology development
  - ✓ Announced the exit of soot sensor business to focus resources on higher growth opportunities
- ✓ **MirrorEye pre-wire and retrofit programs expanding in Q3**
  - ✓ MirrorEye pre-wire with Daimler Trucks North America orders expected to begin in Q3
  - ✓ MirrorEye retrofit installations expanding at 3 fleets which represent approximately 6,000 trucks on the road

Q2 2020 Financial Performance

	Reported	Adjusted
Sales	$99.5 million	--
Gross Profit	$13.3 million	$14.4 million
Operating Loss	($26.8) million	($19.1) million
Tax Rate	23.6%	28.0%
EPS	($0.81)	($0.55)
EBITDA	--	($11.4) million

Updated Outlook

- **Q3 revenue expected to be in line with run-rate at end of Q2 (June revenue of $51.5 million)**
  - **Current 2020 production forecasts improved by 1.3% vs Q1 outlook**
- **Expecting second half incremental contribution margins of 35% vs. Q2 based on cost reduction actions and continued gross margin improvement**
- **Expecting total Q3 cash generation to *at least* offset Q2 increase in net debt ($11.1 million)**
- **2021 full-year weighted average OEM end market production expected to increase by 16.0% vs. 2020**
  - **Program launches in 2021 expected to drive growth**

2020 Q2 Financial Highlights

Stoneridge

$'s in USD Millions

Q2 Financial Highlights

Sales



$183.0
$99.5
Q1 2020
Q2 2020

Adjusted Operating Income



$6.0
3.3%
-$19.1
-19.2%
Q1 2020
Q2 2020

Net Debt



163.8
82.5
81.3
166.0
93.6
72.4
Q1 2020
Q2 2020
Cash
Net Debt

- Revenue reduction of 45.6% vs. Q1 driven by prolonged shut-down, or significant production reduction in global customer facilities in April and May
- Downward adjusted contribution margin of 30.1% in line with previously outlined expectations for the quarter
- Liquidity remains strong with net debt increase of only $11.1 million in Q2 vs. Q1
  - Q2 cash burn was better than previously outlined expectations of $15 million - $20 million
  - Q2 net debt / adjusted EBITDA of 2.3x
  - Available credit of $237 million and cash of $72.4 million – total liquidity of over $300 million

Downward adjusted contribution margin of 30.1% in line with our expectations
Q2 cash burn of $11.1 million better than previously outlined expectations of $15 - $20 million

Production and Cost Actions Update

Q2 Sales by Month

$'s in USD Millions



$20.8
$27.2
$51.5
April
May
June

SG&A and D&D Expenses

$'s in USD Millions



SG&A reduced by ~$7 million in Q2
$29.2
$11.8
$22.1
$11.4
Adj. SG&A
Adj. D&D
Q1 2020
Q2 2020

Production Update

- Production ramping-back up by the end of Q2 to normalized levels given the current macroeconomic environment
- Brazil lagging North American and Europe as virus continues to impact macroeconomic conditions locally

Cost Actions Update

- Maintaining commitment to driving growth through D&D investment
- Cost reduction actions initiated in Q2 remain on track to deliver benefits in 2020 and beyond *(as previously outlined)*
  - $7.5 – $8.5 million in 2020 cost savings
  - $5 – $6 million in annualized cost savings beyond 2020
- Reduction in SG&A expenses in Q2 includes impact of reduced annual incentive programs

Production ramping-back up by the end of Q2 to more normalized levels
Cost actions remain on-track to deliver previously outlined savings in 2020 and beyond

Soot Sensor Business Update

- Announced the exit of Control Devices' soot sensor product line (particulate matter sensor)
  - Strategic focus on aligning resources with the greatest opportunities
  - Decline in the market outlook for diesel passenger vehicles
  - Poor expected financial performance
- Took advantage of anticipated production downtime due to COVID-19 to accelerate product line exit
- Production expected to be complete in the first half of 2021
- Exit expected to reduce annual revenue beyond 2020 by approximately $30 million relative to prior expectations but significantly improve overall profitability

2019 Soot Sensor Product Line Financial Performance

$'s in USD Millions	Consolidated			Control Devices		
	Reported*	Soot Sensor Business	Excluding Soot Sensor Business*	Reported*	Soot Sensor Business	Excluding Soot Sensor Business*
Adjusted Sales	$792.7	$26.5	$766.2	$396.4	$26.5	$369.9
Adjusted Operating Income	$44.5	($1.2)	$45.7	$47.8	($1.2)	$49.0
Adjusted Operating Margin	**5.6%**	(4.7%)	**6.0%**	**12.1%**	(4.7%)	**13.3%**

Exit of soot sensor business focuses resources on high-growth platforms
Took advantage of current production environment to accelerate exit

**Excludes sales and operating income of disposed non-core products*

2020 Updated Volume Outlook

Q1 Earnings Call Data

Current Outlook

Stoneridge

Passenger Car Forecast *(Millions of Units)*

North America
43.8% of 2019 Sales


20
15
10
5
0
15.7%
Q2
Q3
Q4
2020
2021
(4.3%)
8.1%
5.3%
3.4%

Europe
2.7% of 2019 Sales


20
15
10
5
0
16.6%
Q2
Q3
Q4
2020
2021
(12.3%)
(3.3%)
2.5%
(1.4%)

China
5.3% of 2019 Sales


25
20
15
10
5
0
9.3%
Q2
Q3
Q4
2020
2021
17.5%
(6.1%)
(3.1%)
1.5%

Commercial Vehicle Forecast *(Thousands of Units)*

North America
9.0% of 2019 Sales


400
200
0
30.3%
Q2
Q3
Q4
2020
2021
(47.4%)
(13.1%)
(32.5%)
(18.5%)

Europe
19.0% of 2019 Sales


600
400
200
0
28.6%
Q2
Q3
Q4
2020
2021
47.0%
12.2%
(6.2%)
6.2%

China
0.7% of 2019 Sales


1,500
1,000
500
0
(3.2%)
Q2
Q3
Q4
2020
2021
23.6%
23.8%
23.5%
20.0%

Updated weighted average OEM end market forecasts improved slightly vs. Q1 outlook (+1.3%)
Weighted average OEM end markets expected to increase by 16.0% in 2021

Source: April 2020 IHS, June 2020 IHS, Q1 2020 LMC, Q2 2020 LMC

Stoneridge


MirrorEye
BETTER SAFETY THROUGH BETTER VISION™

Retrofit

- COVID-19 restrictions delayed progress on broader installations in Q2
- Two expanded fleet retrofit installations completed in early Q3 2020 (~50 units / fleet)
- Additional expanded retrofit installation planned by end of Q3
- Three current expanded retrofit rollout partners have approximately 6,000 trucks on the road

Pre-Wire

- Daimler Trucks North America our 1st MirrorEye pre-wire partner
- Pre-wire orders beginning in Q3 2020
    - One fleet currently in evaluation has already ordered pre-wired trucks

DAIMLER

Expanding retrofit installations with 3 fleet partners in Q3
Daimler Trucks North America announced as our first pre-wire partner – orders beginning in Q3 2020

Awarded Program Launches



CONTROL DEVICES
ELECTRONICS AND STONERIDGE BRAZIL
Park-by-Wire (Launch in 2019 / 2020)
$37m
Shift-by-Wire (China Launch)
$14m
Shift-by-Wire (Additional Program in China)
$11m
Park-by-Wire (Extension and Expansion)
$3m
Global Driver Information System Program (Extension of Existing Program)
$56m
Global Driver Information System Program
$38m
Driver Information System Program (Brazil)
$9m
Global Driver Information System Program
$9m
MirrorEye North American and European OEM Programs (x2)
$22m
MirrorEye NA and EU OEM
$46m
MirrorEye NA OEM
$4m
PEAK ANNUAL REVENUE*
2020
2021
2022
2023
2023+
Actuation
Driver Information Systems
Vision Systems
New Business to SRI

Approximately $250 million* of awarded program launches over the next 3 years, including $190 million* of new business

*Estimated peak annual revenue at time of program award

Stoneridge

Summary

- ✓ Strong execution in response to COVID-19 across the organization including a focus on the safety of our employees and ability to adapt to current business environment
- ✓ Efficiently responding to changes in production drove cash flow that exceeded previously outlined expectations
- ✓ Continued commercial success with MirrorEye including 3 expanded retrofit rollouts and pre-wire orders with Daimler Trucks North America beginning in Q3
- ✓ Continued to focus our portfolio and resources on opportunities with the highest growth and made decisions to take advantage of current production environment to accelerate opportunities

2020 Overview and Beyond

- ✓ Continued focus on operational improvement – execute on what we can control and prepare for future growth
- ✓ Focus on utilizing our technology platforms and fleet and OEM relationships to create growth opportunities and differentiate ourselves from our competitors
- ✓ Starting to see signs of recovery in our end markets. Weighted average end market growth of 16.0% forecasted in 2021. Expecting program launches to drive growth in 2021 and beyond.

Driving shareholder value by executing on variables within our control, responding to factors that are out of our control and executing on our long-term strategy

Financial Update

Stoneridge

2nd Quarter 2020 Financial Summary

Stoneridge

2nd Quarter 2020 Financial Results

- **Sales of $99.5 million, a reduction of 45.6% versus Q1**
  - Control Devices sales of $48.6 million, a reduction of 50.5% versus Q1
  - Electronics sales of $47.6 million, a reduction of 40.4% versus Q1
  - Stoneridge Brazil sales of $7.0 million, a reduction of 51.9% versus Q1
- **Adjusted operating loss of ($19.1) million ((19.2%) adjusted operating margin), decremental adjusted contribution margin of 30.1%**
  - Control Devices adjusted operating loss of ($5.6) million ((11.5%) adjusted operating margin), decremental adjusted contribution margin of 31.2%
  - Electronics adjusted operating loss of ($8.1) million ((17.1%) adjusted operating margin), decremental adjusted contribution margin of 34.1%
  - Stoneridge Brazil adjusted operating loss of ($0.5) million ((6.9%) adjusted operating margin), decremental adjusted contribution margin of 11.4%

Updated 2020 Outlook vs. Prior Expectations

Revenue ↑	Contribution Margin ↑	Interest Expense ↓	Tax Expense ↓	Q3 Cash Flow ↑
Q3 revenue expected to be in-line with run-rate at end of Q2 (June revenue of $51.5 million)	*Expecting second half contribution margin of ~35% vs. Q2*	*Due to amendment to credit facility, expecting additional $500k quarterly interest expense based on current debt*	*Expecting Q3 tax expense of $500k - $1 million*	*Q3 cash generation Expected to at least offset Q2 cash burn ($11.1 million)*

Control Devices
Financial Performance

$'s in USD Millions

Q1 2020 vs. Q2 2020

Sales



$98.2
$48.6
Q1 2020
Q2 2020

Adjusted Operating Income



$9.9
10.1%
-$5.6
-11.5%
Q1 2020
Q2 2020

Control Devices Q2 Summary

- Revenue reduction of 50.5% vs. Q1 driven by broad production shut-downs at customer facilities primarily in North America
- Direct material costs consistent with Q1 (% of sales) – continued focus on operational improvement
- Decremental adjusted contribution margin of 31.2% vs. Q1 2020

Control Devices 2020 Expectations

- Production ramp-up in June expected to drive significantly improved Q3 and Q4 revenue
- Expecting continued operational improvement, including leverage on reduced labor and overhead, to drive improving gross margin for the remainder of the year
- SG&A reductions expected to remain – leverage on revenue growth expected to improve operating margin in Q3 and Q4

Continued focus on operational improvement expected to drive margin improvement and contribute to cash generation in Q3

Electronics Financial Performance

Stoneridge

$'s in USD Millions

Q1 2020 vs. Q2 2020

Sales


$79.8
$47.6
Q1 2020
Q2 2020

Adjusted Operating Income


$2.9
3.6%
-$8.1
-17.1%
Q1 2020
Q2 2020

Electronics Q2 Summary

- Revenue reduction of 40.4% vs. Q1 driven by broad production shut-downs or reduced schedules at customer facilities in North America and Europe
- Direct material costs reduced by 140 bps vs. Q1 2020
- Decremental adjusted contribution margin of 34.1% vs. Q1 2020

Electronics 2020 Expectations

- Continued improvement in material costs expected in the second half of the year
- Continued investment in resources to support future program launches and technology development

Continued focus on operational improvement, including reduced material costs in the second half
Continued investment in resources to support future growth

Stoneridge Brazil
Financial Performance

Stoneridge

$'s in USD Millions

Q1 2020 vs. Q2 2020

Sales



$14.6
$7.0
Q1 2020
Q2 2020

Adjusted Operating Income



$0.4
2.6%
-$0.5
-6.9%
Q1 2020
Q2 2020

Stoneridge Brazil Q2 Summary

- Revenue reduction of 51.9% versus Q1
- Gross margin improved by 430 basis points vs. Q1 2020
  - Direct labor reduced by 70 basis points
  - Significant reduction in direct material costs based on product mix (service vs. product sales in Q2)
- Despite revenue reduction of 51.9%, operating income declined by less than $1 million (decremental adjusted contribution margin of 11.4% vs. Q1 2020)

Stoneridge Brazil 2020 Expectations

- Expecting gradual improvement in adjusted operating margin for the remainder of the year, despite return to normalized gross margin as product sales ramp-up for the remainder of the year

Expecting continued, gradual operating margin improvement for the remainder of the year

Net Debt Update and Cash Flow Outlook

Stoneridge

Net Debt and Leverage Ratio



Cash
Net Debt
92.9
39.8
53.1
Q1 2019
105.1
53.6
51.5
Q2 2019
111.8
56.5
55.3
Q3 2019
129.1
59.7
69.4
Q4 2019
163.8
82.5
81.3
Q1 2020
166.0
93.6
72.4
Q2 2020

Net Debt / Adjusted EBITDA	0.5x	0.6x	0.6x	0.7x	1.1x	2.3x

Q2 Cash Flow Summary

- Net debt increased by approximately $11.1 million in Q2 (better than previously outlined expectations of $15 - $20 million)
- Net debt / adjusted trailing-twelve-month EBITDA of 2.3x
- Due to expected financial impact of COVID-19, amended the existing credit facility which waives net debt leverage compliance ratio until Q2 2021
- Current available credit of $237 million and cash of $72.4 million – total liquidity of over $300 million

2020 Cash Flow Outlook

- **Expecting total Q3 cash generation to *at least* offset Q2 increase in net debt ($11.1 million)**
- Continue to manage cash and maintain a conservative balance sheet
  - Reduce and manage inventory and working capital efficiently given changing production environment

Focus on cash management in Q2 drove better-than-expected cash flow performance
Q3 cash generation expected to *at least* offset the increase in net debt in Q2 ($11.1 million)

Stoneridge

2020 Q2 Summary

- Control Devices – Improving operational performance and leverage on fixed costs expected to drive improved second half margin.
- Electronics – Focus on operational improvement expected to reduce material costs in the second half. Continued investment in resources to support future growth.
- Stoneridge Brazil – Cost structure management expected to drive gradual improvement in operating margin for the remainder of 2020.

Outlook

- Q3 revenue expected to be in line with run-rate at end of Q2 (June revenue of $51.5 million)
  - Current 2020 production forecasts improved by 1.3% vs Q1 outlook
- Expecting second half incremental contribution margins of 35% vs. Q2 based on cost reduction actions and continued gross margin improvement
- Expecting total Q3 cash generation to *at least* offset Q2 increase in net debt ($11.1 million)
- 2021 full-year weighted average OEM end market production expected to increase by 16.0% vs. 2020
  - Program launches in 2021 expected to drive growth

Driving shareholder value through strong financial performance and a well-defined long-term strategy

Appendix

Stoneridge

Income Statement

Stoneridge

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)	Three months ended June 30, 2020	2019	Six months ended June 30, 2020	2019
Net sales	$ 99,545	$ 222,241	$ 282,511	$ 440,538
Costs and expenses:				
Cost of goods sold	86,291	165,414	223,860	322,858
Selling, general and administrative	27,693	27,522	57,196	63,110
Gain on disposal of Non-core Products, net	-	(33,921)	-	(33,599)
Design and development	12,384	14,040	24,619	27,284
Operating (loss) income	(26,823)	49,186	(23,164)	60,885
Interest expense, net	1,410	1,001	2,440	2,004
Equity in loss (earnings) of investee	231	(548)	(226)	(912)
Other income, net	(9)	(97)	(1,626)	(529)
(Loss) income before income taxes	(28,455)	48,830	(23,752)	60,322
(Benefit) provision for income taxes	(6,721)	9,066	(5,508)	10,901
Net (loss) income	$ (21,734)	$ 39,764	$ (18,244)	$ 49,421
(Loss) earnings per share:				
Basic	$ (0.81)	$ 1.43	$ (0.67)	$ 1.75
Diluted	$ (0.81)	$ 1.41	$ (0.67)	$ 1.72
Weighted-average shares outstanding:				
Basic	26,952	27,887	27,092	28,208
Diluted	26,952	28,294	27,092	28,716

Balance Sheet

Stoneridge

CONSOLIDATED BALANCE SHEETS

(in thousands)	June 30, 2020 (Unaudited)	December 31, 2019
ASSETS		
Current assets:		
Cash and cash equivalents	$ 72,412	$ 69,403
Accounts receivable, less reserves of $676 and $1,289, respectively	97,404	138,564
Inventories, net	96,933	93,449
Prepaid expenses and other current assets	29,894	29,850
Total current assets	296,643	331,266
Long-term assets:		
Property, plant and equipment, net	117,219	122,483
Intangible assets, net	50,968	58,122
Goodwill	35,942	35,874
Operating lease right-of-use asset	20,038	22,027
Investments and other long-term assets, net	36,409	32,437
Total long-term assets	260,576	270,943
Total assets	$ 557,219	$ 602,209
LIABILITIES AND SHAREHOLDERS' EQUITY		
Current liabilities:		
Current portion of debt	$ 4,831	$ 2,672
Accounts payable	52,037	80,701
Accrued expenses and other current liabilities	47,101	55,223
Total current liabilities	103,969	138,596
Long-term liabilities:		
Revolving credit facility	161,000	126,000
Long-term debt, net	152	454
Deferred income taxes	11,193	12,530
Operating lease long-term liability	16,200	17,971
Other long-term liabilities	15,443	16,754
Total long-term liabilities	203,988	173,709
Shareholders' equity:		
Preferred Shares, without par value, 5,000 shares authorized, none issued	-	-
Common Shares, without par value, 60,000 shares authorized, 28,966 and 28,966 shares issued and 27,001 and 27,408 shares outstanding at June 30, 2020 and December 31, 2019, respectively, with no stated value	-	-
Additional paid-in capital	230,818	225,607
Common Shares held in treasury, 1,965 and 1,558 shares at June 30, 2020 and December 31, 2019, respectively, at cost	(60,639)	(50,773)
Retained earnings	188,298	206,542
Accumulated other comprehensive loss	(109,215)	(91,472)
Total shareholders' equity	249,262	289,904
Total liabilities and shareholders' equity	$ 557,219	$ 602,209

Statement of Cash Flows

Stoneridge

CONSOLIDATED STATEMENTS OF CASH FLOWS

Six months ended June 30 (in thousands)	2020	2019
OPERATING ACTIVITIES:		
Net (loss) income	$ (18,244)	$ 49,421
Adjustments to reconcile net income to net cash provided by (used for) operating activities:		
Depreciation	13,242	11,819
Amortization, including accretion and write-off of deferred financing costs	2,732	3,464
Deferred income taxes	(7,018)	3,804
Earnings of equity method investee	(226)	(912)
Loss (gain) on sale of fixed assets	131	(26)
Share-based compensation expense	2,110	3,594
Excess tax deficiency (benefit) related to share-based compensation expense	40	(752)
Gain on disposal of Non-core Products, net	-	(33,599)
Property, plant and equipment impairment charge	2,326	-
Change in fair value of earn-out contingent consideration	(233)	905
Change in fair value of venture capital fund	139	16
Changes in operating assets and liabilities, net of effect of business combination:		
Accounts receivable, net	37,644	(13,440)
Inventories, net	(6,295)	(21,798)
Prepaid expenses and other assets	992	(9,678)
Accounts payable	(26,044)	13,604
Accrued expenses and other liabilities	(7,829)	242
Net cash (used for) provided by operating activities	(6,533)	6,664

Statement of Cash Flows (Cont.)

Stoneridge

INVESTING ACTIVITIES:		
Capital expenditures, including intangibles	(17,194)	(17,479)
Proceeds from sale of fixed assets	19	49
Proceeds from disposal of Non-core Products	-	34,386
Investment in venture capital fund	(750)	(1,200)
Net cash (used for) provided by investing activities	(17,925)	15,756
FINANCING ACTIVITIES:		
Revolving credit facility borrowings	71,500	55,000
Revolving credit facility payments	(36,500)	(47,500)
Proceeds from issuance of debt	17,345	55
Repayments of debt	(15,204)	(999)
Earn-out consideration cash payment	-	(3,394)
Other financing costs	(1,038)	(873)
Common Share repurchase program	(4,995)	(50,000)
Repurchase of Common Shares to satisfy employee tax withholding	(1,741)	(3,209)
Net cash provided by (used for) financing activities	29,367	(50,920)
Effect of exchange rate changes on cash and cash equivalents	(1,900)	(1,089)
Net change in cash and cash equivalents	3,009	(29,589)
Cash and cash equivalents at beginning of period	69,403	81,092
Cash and cash equivalents at end of period	$ 72,412	$ 51,503
Supplemental disclosure of cash flow information:		
Cash paid for interest	$ 2,344	$ 2,198
Cash paid for income taxes, net	$ 636	$ 7,100

Segment Financial Information

Stoneridge

	Three months ended June 30,		Six months ended June 30,	
	2020	2019	2020	2019
Net Sales:				
Control Devices	$ 47,005	$ 114,067	$ 143,855	$ 224,186
Inter-segment sales	1,559	2,078	2,906	3,939
Control Devices net sales	48,564	116,145	146,761	228,125
Electronics	45,530	91,560	117,076	182,406
Inter-segment sales	2,042	10,325	10,310	19,047
Electronics net sales	47,572	101,885	127,386	201,453
Stoneridge Brazil	7,010	16,614	21,580	33,946
Inter-segment sales	-	-	-	6
Stoneridge Brazil net sales	7,010	16,614	21,580	33,952
Eliminations	(3,601)	(12,403)	(13,216)	(22,992)
Total net sales	$ 99,545	$ 222,241	$ 282,511	$ 440,538
Operating (Loss) Income:				
Control Devices	$ (9,656)	$ 44,367	$ (2,334)	$ 56,315
Electronics	(11,042)	7,555	(8,170)	16,586
Stoneridge Brazil	(879)	6,414	(20)	7,084
Unallocated Corporate [(A)]	(5,246)	(9,150)	(12,640)	(19,100)
Total operating (loss) income	$ (26,823)	$ 49,186	$ (23,164)	$ 60,885
Depreciation and Amortization:				
Control Devices	$ 3,639	$ 3,197	$ 7,169	$ 6,291
Electronics	2,393	2,510	4,874	4,907
Stoneridge Brazil	1,273	1,695	2,723	3,220
Unallocated Corporate	496	216	1,022	429
Total depreciation and amortization [(B)]	$ 7,801	$ 7,618	$ 15,788	$ 14,847
Interest Expense (Income), net:				
Control Devices	$ 89	$ 195	$ 170	$ 377
Electronics	313	63	400	119
Stoneridge Brazil	(7)	(59)	3	49
Unallocated Corporate	1,015	802	1,867	1,459
Total interest expense, net	$ 1,410	$ 1,001	$ 2,440	$ 2,004
Capital Expenditures:				
Control Devices	$ 3,349	$ 4,042	$ 5,663	$ 7,534
Electronics	5,410	3,356	8,060	7,094
Stoneridge Brazil	281	805	1,414	1,624
Unallocated Corporate[(C)]	105	592	677	1,227
Total capital expenditures	$ 9,145	$ 8,795	$ 15,814	$ 17,479

Reconciliations to US GAAP

Stoneridge

This document contains information about Stoneridge's financial results which is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in the appendix of this document. The provision of these non-GAAP financial measures is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non-GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this document and the adjustments that management can reasonably predict.

Reconciliations to US GAAP

Stoneridge

Reconciliation of Q2 2020 Adjusted EPS

(USD in millions)	Q2 2020	Q2 2020 EPS
Net Loss	**$ (21.7)**	**$ (0.81)**
Add: After-Tax Step-Up in Fair Value of Earn-Out (Stoneridge Brazil)	0.4	0.01
Add: After-Tax Restructuring Costs	4.2	0.16
Add: After-Tax Change in Fair Value of Equity Investment	0.1	0.00
Add: After-Tax Business Realignment Costs	2.2	0.08
Adjusted Net Loss	**$ (14.9)**	**$ (0.55)**

Reconciliations to US GAAP

Stoneridge

Reconciliation of Adjusted Gross Profit

(USD in millions)	Q1 2020	Q2 2020
Gross Profit	45.4	13.3
Add: Pre-Tax Restructuring Costs	1.5	0.2
Add: Pre-Tax Business Realignment Costs	0.1	0.9
Adjusted Gross Profit	47.0	14.4

Reconciliation of Adjusted Operating Income (Loss)

(USD in millions)	2019	Q1 2020	Q2 2020
Operating Income (Loss)	$ 71.3	$ 3.7	$ (26.8)
Add: Pre-Tax Step-Up in Fair Value of Earn-Out (Stoneridge Brazil)	2.3	(0.6)	0.4
Add: Pre-Tax Change in Fair Value of Equity Investment	0.2	0.0	0.1
Add: Pre-Tax Restructuring Costs	13.4	2.2	4.6
Add: Pre-Tax Share-Based Comp Accelerated Vesting	0.7	0.1	0.0
Add: Pre-Tax Business Realignment Costs	1.8	0.6	2.6
Less: Pre-Tax Gain from Disposal of Non-Core Products	(33.9)		
Less: Pre-Tax Recovery of Brazilian Indirect Taxes	(6.5)		
Less: Pre-Tax One-Time Sale of Non-Core Product Inventory	(1.4)		
Less: Pre-Tax Capitalized Software Development Expensed in Q1 and Q2	(0.8)		
Add: Pre-Tax Capitalized Software Development Capitalized in Q3	0.8		
Adjusted Operating Income (Loss)	$ 48.0	$ 6.0	$ (19.1)

Reconciliation of Adjusted EBITDA

(USD in millions)	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	TTM Q2 2020
Income (Loss) Before Tax	$ 18.9	$ 16.8	$ 12.7	$ 11.5	$ 48.8	$ 8.1	$ (0.0)	$ 4.7	$ (28.5)	$ (15.7)
Interest expense, net	1.2	1.2	1.0	1.0	1.0	1.1	1.2	1.0	1.4	4.8
Depreciation and amortization	7.1	7.1	7.4	7.2	7.6	7.9	8.1	8.1	7.9	32.0
EBITDA	$ 27.2	$ 25.0	$ 21.2	$ 19.7	$ 57.4	$ 17.1	$ 9.3	$ 13.8	$ (19.2)	$ 21.0
Add: Pre-Tax Step-Up in Fair Value of Earn-Out (Stoneridge Brazil)	0.5	0.5	(1.7)	0.5	0.5	0.9	0.4	(0.6)	0.4	1.2
Add: Pre-Tax Change in Fair Value of Equity Investment				(0.0)			0.2	0.0	0.1	0.4
Add: Pre-Tax Restructuring Costs			3.4	2.8	3.6	3.7	3.4	2.2	4.6	14.0
Add: Pre-Tax Business Realignment Costs	0.4	(0.1)		1.1		0.4	0.3	0.6	2.6	3.9
Less: Pre-Tax Gain from Disposal of Non-Core Products					(33.9)					
Less: Pre-Tax Recovery of Brazilian Indirect Taxes					(6.5)					
Add: Pre-Tax Share-Based Comp Accelerated Vesting					0.5	0.2		0.1	0.0	0.3
Less: Pre-Tax Capitalized Software Development Expensed in Q1 and Q2						(0.8)				(0.8)
Add: Pre-Tax Capitalized Software Development Capitalized in Q3				0.2	0.7					
Less: Pre-Tax One-Time Sale of Non-Core Product Inventory					(1.4)					
Adjusted EBITDA	$ 28.1	$ 25.4	$ 22.9	$ 24.2	$ 20.9	$ 21.5	$ 13.7	$ 16.1	$ (11.4)	$ 39.9

Reconciliations to US GAAP

Stoneridge

Reconciliation of Selling, General and Administrative Expenses (SG&A)

(USD in millions)	Q1 2020	Q2 2020
SG&A Expense	$ 29.5	$ 27.7
Less: Pre-Tax Step-Up in Fair Value of Earn-Out (Stoneridge Brazil)	0.6	(0.4)
Less: Pre-Tax Change in Fair Value of Equity Investment	0.0	(0.1)
Less: Pre-Tax Restructuring Costs	(0.3)	(3.9)
Less: Pre-Tax Share-Based Comp Accelerated Vesting	(0.1)	(0.0)
Less: Pre-Tax Business Realignment Costs	(0.5)	(1.2)
Adjusted SG&A Expense	$ 29.2	$ 22.1

Reconciliation of Design and Development Expenses (D&D)

(USD in millions)	Q1 2020	Q2 2020
D&D Expense	$ 12.2	$ 12.4
Less: Pre-Tax Restructuring Costs	(0.4)	(0.5)
Less: Pre-Tax Business Realignment Costs	-	(0.5)
Adjusted D&D Expense	$ 11.8	$ 11.4

Reconciliations to US GAAP

Stoneridge

Reconciliation of Q2 2020 Adjusted Tax Rate

(USD in millions)		Q2 2020
Loss Before Tax	$	(28.5)
Add: Pre-Tax Step-Up in Fair Value of Earn-Out (Stoneridge Brazil)		0.4
Add: Pre-Tax Change in Fair Value of Equity Investment		0.1
Add: Pre-Tax Restructuring Costs		4.6
Add: Pre-Tax Business Realignment Costs		2.6
Adjusted Loss Before Tax	$	(20.7)
Income Tax Benefit	$	(6.7)
Add: Tax Impact From Pre-Tax Adjustments		0.9
Adjusted Income Tax Benefit	$	(5.8)
Adjusted Tax Rate		28.0%

Reconciliations to US GAAP

Stoneridge

Reconciliation of Control Devices Adjusted Operating Income (Loss)

(USD in millions)	Q1 2020	Q2 2020
Control Devices Operating Income (Loss)	$ 7.3	$ (9.7)
Add: Pre-Tax Restructuring Costs	2.2	3.0
Add: Pre-Tax Business Realignment Costs	0.4	1.0
Control Devices Adjusted Operating Income (Loss)	$ 9.9	$ (5.6)

Reconciliation of Electronics Adjusted Operating Income (Loss)

(USD in millions)	Q1 2020	Q2 2020
Electronics Operating Income (Loss)	$ 2.9	$ (11.0)
Add: Pre-Tax Restructuring Costs	0.0	1.6
Add: Pre-Tax Business Realignment Costs		1.3
Electronics Adjusted Operating Income (Loss)	$ 2.9	$ (8.1)

Reconciliation of Stoneridge Brazil Adjusted Operating Income (Loss)

(USD in millions)	Q1 2020	Q2 2020
Stoneridge Brazil Operating Income (Loss)	$ 0.9	$ (0.9)
Add: Pre-Tax Step-Up in Fair Value of Earn-Out (Stoneridge Brazil)	(0.6)	0.4
Add: Pre-Tax Business Realignment Costs	0.2	
Stoneridge Brazil Adjusted Operating Income (Loss)	$ 0.4	$ (0.5)

Reconciliations to US GAAP

Stoneridge

Reconciliation of Adjusted Sales

(USD in millions)	2019
Sales	$ 834.3
Less: Pre-Tax One-Time Sale of Non-Core Product Inventory	(4.2)
Adjusted Sales	$ 830.1

Reconciliation of Adjusted Sales Excluding Disposed Non-Core Products

(USD in millions)	2019
Adjusted Sales	$ 830.1
Less: Pre-Tax Sale from Disposed Non-Core Products	(37.4)
Adjusted Sales Excluding Disposed Non-Core Products	$ 792.7

Reconciliation of Adjusted Operating Income Excluding Disposed Non-Core Products

(USD in millions)	2019
Adjusted Operating Income	$ 48.0
Less: Pre-Tax Gain from Disposed Non-Core Products	(3.4)
Adjusted Operating Income Excluding Disposed Non-Core Products	$ 44.5

Reconciliations to US GAAP

Stoneridge

Reconciliation of Control Devices Adjusted Sales

(USD in millions)		2019
Control Devices Sales	$	438.0
Less: Pre-Tax One-Time Sale of Non-Core Product Inventory		(4.2)
Adjusted Control Devices Sales	$	433.8

Reconciliation of Control Devices Adjusted Sales Excluding Disposed Non-Core Products

(USD in millions)		2019
Adjusted Control Devices Sales	$	433.8
Less: Sales from Disposed Non-Core Products		(37.4)
Adjusted Control Devices Sales Excluding Disposed Non-Core Products	$	396.4

Reconciliation of Control Devices Adjusted Operating Income Excluding Disposed Non-Core Products

(USD in millions)		2019
Adjusted Operating Income	$	51.3
Less: Pre-Tax Gain from Disposed Non-Core Products		(3.4)
Adjusted Operating Income Excluding Disposed Non-Core Products	$	47.8